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                                                                   EXHIBIT 10.29


                          RESTRICTED STOCK AGREEMENT

     THIS RESTRICED STOCK AGREEMENT (the "Agreement"), made as of the 31st day of January , 2000 (the "Effective Date"), by and between SciQuest.com, Inc., a Delaware corporation (the "Company"), and W. Andrew McKenna (the "Stockholder"), evidences an Award made pursuant to the SciQuest.com, Inc. 1999 Stock Incentive Plan (the "Plan") and in the manner and subject to the terms herein.

     For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

     1.   Defined Terms. Capitalized terms used herein and without definition
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shall have the meanings assigned to such terms in the Plan.

     2.   Administration of Plan; Delegation.
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          (a)  Administration by Board. The Plan shall be administered by the
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Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No member of the Board shall be liable for any action or determination relating to the Plan. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.

          (b)  Delegation to Executive Officers. To the extent permitted by
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applicable law, the Board may delegate to one or more executive officers of the
Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Award to be made by such executive officers.

          (c) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (each, a "Committee"). For so long as the common stock, $.001 par value per share (the "Common Stock"), of the Company is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the Board shall appoint one such Committee of not less than two members, each member of which shall be a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act. All references in the Plan to the "Board" shall mean a Committee or the Board or the executive officer referred to in
Section 3(b) to the extent that the Board's
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powers or authority under the Plan have been delegated to such Committee or executive officer.

     3.   Purchase of Shares.  The Stockholder hereby subscribes for and shall
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purchase, subject to the terms and conditions set forth in this Agreement,
12,000 shares (the "Shares") of the Common Stock, $0.001 par value per share, of the Company ("Series C Stock"), at a purchase price of $28.3125 per share. The aggregate purchase price for the Shares shall be paid by the Stockholder by check payable to the order of the Company or such other method as may be acceptable to the Company. Upon receipt of payment by the Company for the Shares, the Company shall issue to the Stockholder one or more certificates in the name of the Stockholder for that number of Shares purchased by the Stockholder. The Stockholder agrees that the Shares shall be subject to the Purchase Option set forth in Section 4 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

     4.   Purchase Option. In the event that the Stockholder ceases to be
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employed by the Company, for any reason or for no reason, with or without cause, prior to the second anniversary of the Effective Date, the Company shall have the right and option (the "Purchase Option") to purchase from the Stockholder, for a sum of $28.3125 per share (the "Purchase Option Price") up to that number of the Shares which is unvested at the time the Stockholder ceases to be employed by the Company. Six Thousand (6,000) of the Shares shall vest as of the first anniversary of the Effective Date. The remaining Six Thousand (6,000) Shares shall vest on the second anniversary of the Effective Date, with all Shares being fully vested after twenty-four (24) full months of employment by the Company (beginning as of the Effective Date). For purposes of this Agreement, employment by the Company shall include employment by a parent or subsidiary of the Company.

     5.   Exercise and Payment of Purchase Option.
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          (a)  Exercise of Purchase Option. The Company may exercise the
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Purchase Option by delivering or mailing to the Stockholder (or the
Stockholder's estate), in accordance with Section 24, written notice of exercise within sixty (60) days after the termination of the Stockholder's employment with the Company. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period. Within ten (10) days after the Stockholder's receipt of the Company's notice of the exercise of the Purchase Option pursuant to Section 4 above, the Stockholder (or the Stockholder's estate) shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase, duly endorsed in blank by the Stockholder or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Upon its receipt of such Shares, the Company shall deliver or mail to the Stockholder (or the Stockholder's estate) a check in the amount of the aggregate Purchase Option Price therefor.

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          (b)  Payment of Purchase Option Price. The Purchase Option Price may
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be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Stockholder to the Company or in cash (by check) or both.

          (c)  Fractional Shares. The Company shall not purchase any fraction of
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a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 4 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

     6.   Non-Transferability of Award.  The Stockholder shall not sell, assign,
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transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise, any Shares subject to the Purchase Option, or any interest therein.

     7.   Effect of Prohibited Transfer. The Company shall not be required (a)
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to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

     8.   Withholding; Taxes.  The Stockholder acknowledges and agrees that the
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Company has the right to deduct from payments of any kind otherwise due to the
Stockholder any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Stockholder. If the Stockholder elects, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Shares and the fair market value of such Shares as of the day immediately preceding the date of the purchase of such Shares by the Stockholder.

     9.   Acquisition Events. Except to the extent otherwise provided herein or
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in any other agreement between the Stockholder and the Company, upon the occurrence of an Acquisition Event (as hereinafter defined), any portion of this Award then outstanding that will become vested within twelve (12) months after the Acquisition Event, shall become vested and immediately free of all restrictions. As used in this Section 9, an "Acquisition Event" shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; (c) the complete liquidation of the Company; or (d) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities of

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the Company representing 50% or more of the combined voting power of the
Company's then outstanding securities (other than through a merger or consolidation or an acquisition of securities directly from the Company) by any "person," as such term is used in Section 13(d) and 14(d) of the Exchange Act, other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned directly or indirectly by the stockholders of the Company.

     10.  Escrow.  To ensure that the Shares subject to the Purchase Option are
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available for repurchase, the stock certificate issued in respect of the Shares shall be registered in the name of the Stockholder and held in escrow by the Company, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Purchase Option, the Company (or such designee) shall deliver the certificate(s) to the Stockholder. The Company shall bear the expenses of the escrow.

     11.  Rights as Stockholder. The Stockholder shall have, with respect to the
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Shares, all of the rights of a stockholder of the Company, including the rights to vote the Shares and the right to receive dividends on such Shares; provided, however, that after the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to Section 5 above, the Company shall not pay any dividend to the Stockholder on account of such Shares or permit the Stockholder to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

     12.  Restrictive Legend.  All certificates representing Shares shall have
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affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND AN OPTION TO PURCHASE SET FORTH IN A CERTAIN STOCK RESTRICTION AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR SUCH OWNER'S PREDECESSOR IN INTEREST), AND SUCH STOCK RESTRICTION AGREEMENT IS ON FILE IN, AND MAY BE EXAMINED AT, THE PRINCIPAL OFFICE OF THE COMPANY."

     13.  Investment Representations.  The Stockholder represents, warrants and
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covenants as follows:

          (a) The Stockholder is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or

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income from, the Shares, but rather upon independent examination and judgment as to the prospects of the Company.

          (b) The Stockholder has had complete access to and the opportunity to review all material documents related to the business of the Company and to ask answers with respect thereto, has examined all such documents as the Stockholder has desired as may be necessary for the Stockholder to make an informed decision with respect to the investment in the Company represented by the Shares, is familiar with the business and affairs of the Company and realizes that any purchase of the Shares is a speculative investment and that any possible profit therefrom is uncertain.

          (c) The Stockholder has not relied upon the Company or an employee or agent of the Company with respect to any tax consequences related to the issuance of the Shares or the disposition of the Shares. The Stockholder assumes full responsibility for all such tax consequences and the filing of all tax returns and elections the Stockholder may be required to or find desirable to file in connection therewith.

          (d) The Stockholder has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

     14.  Adjustments to Common Stock.  In the event of any stock split, stock
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dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, the number and class of security subject to this Award shall be appropriately adjusted by the Company (or substituted Options may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this
Section 14 applies and Section 9 also applies to any event, Section 9 shall be applicable to such event, and this Section 14 shall not be applicable.

     15.  No Rights as an Employee. No person shall have any claim or right to
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be granted an Award, and the grant of an Award shall not be construed as giving the Stockholder the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with the Stockholder free from any liability or claim under the Plan, except as expressly provided in the Agreement.

     16.  Public Offering. The Stockholder hereby agrees that in the event of an
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underwritten public offering of stock made by the Company under the Securities
Act, the Stockholder shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time as may be established by the underwriter for such public offering; provided, however, that such

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period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering.

     17.  Binding Effect.  This Agreement shall inure to the benefit of and be
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binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     18.  Termination or Amendment of Award.  The Board may amend, modify or
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terminate any outstanding Award, provided that the Stockholder's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Stockholder.

     19.  Integrated Agreement.  This Agreement (together with the Plan)
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constitutes the entire understanding and agreement of the Stockholder and the
Company with respect to the subject matter contained herein, and there are no other agreements, understandings, restrictions, representations, or warranties between the Stockholder and the Company with respect to the subject matter contained herein other than those as set forth or provided for herein.

     20.  Terms and Conditions of Plan. The terms and conditions included in the
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Plan are incorporated by reference herein, and to the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, the term or provision of the Plan shall control.

     21.  Applicable Law.  This Agreement shall be governed by the laws of the
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State of Delaware, without regard to any applicable conflicts of law.

     22.  Severability.  The invalidity or unenforceability of any provision of
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this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

     23.  Waiver. Any provision contained in this Agreement may be waived,
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either generally or in any particular instance, by the Board of Directors of the
Company on behalf of the Company.

     24.  Notice. All notices required or permitted hereunder shall be in
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writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by certified mail, postage prepaid, addressed to the Company at its principal office and to the Stockholder at the last known address for the Stockholder, or at such other address or addresses as either party shall designate to the other in accordance with this Section 24.

     25.  Stockholder Acknowledgement. By execution hereof, the Stockholder
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acknowledges and represents that the Stockholder is familiar with the terms and

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provisions of this Agreement, hereby accepts the Award subject to all of the terms and provisions thereof and of the Plan, and acknowledges receipt of a copy of the Plan. The Stockholder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company made in good faith upon any questions arising under this Agreement.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                             SCIQUEST.COM, INC.


                                             By:_____________________________
                                                Peyton C. Anderson
                                                Vice President



                                             STOCKHOLDER:


                                             ________________________________
                                             W. Andrew McKenna

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